UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2026

GENIE ENERGY LTD.
(Exact name of registrant as specified in its charter)

Delaware	1-35327	45-2069276
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-3500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b)-2 of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class B common stock, par value $.01 per share	GNE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 1, 2026, Genie Energy Ltd. (the “Company”) received a notice of noncompliance (the “NYSE Notice”) from the New York Stock Exchange (“NYSE”) noting that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual due to the delayed filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Form 10-K”).

As previously reported in the Company’s Notification of Late Filing on Form 12b-25 filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2026, the Company was unable to file the Form 10-K within the prescribed period without unreasonable effort or expense due to the Company’s need to restate its audited financial statements for the years ended December 31, 2024 and 2023 that will be included in the Form 10-K.

Item 7.01.	Regulation FD

On April 7, 2026, the Company issued a press release (the “Release”) announcing its receipt of the NYSE Notice. A copy of the Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company is furnishing the information contained in this Report, including Exhibit 99.1, pursuant to Item 2.02 of Form 8-K promulgated by the SEC. This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC unless otherwise expressly stated in such filing. In addition, this Report and the press release contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the Release.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
99.1	Press Release, dated April 7, 2026.
104	Cover Page Interactive Data File, formatted in Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIE ENERGY LTD.

By:	/s/ Michael Stein
Name: Michael Stein
Title: Chief Executive Officer

Dated: April 7, 2026

EXHIBIT INDEX

Exhibit No.	Document
99.1	Press Release, dated April 7, 2026.
104	Cover Page Interactive Data File, formatted in Inline XBRL document.

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